UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 26, 2005
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                          Rand Acquisition Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                    10022
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

Since September 7, 2005, Rand Acquisition Corporation ("Rand") has held presentations for certain of its stockholders regarding the acquisition of Lower Lakes Towing Ltd. by Rand, as described in Rand's Form 8-K filed on September 6, 2005. The presentation was filed as Exhibit 99.1 to Rand's Form 8-K filed on September 7, 2005 and is incorporated by reference herein.

Commencing on September 26, 2005, the information attached hereto as Exhibit
99.1 and incorporated by reference herein will be included as part of the presentation.

Rand and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Rand stockholders to be held to approve the acquisition. Stockholders of Rand are advised to read, when available, Rand's preliminary proxy statement and definitive proxy statement in connection with Rand's solicitation of proxies for the special meeting because these statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Rand Acquisition Corporation, 450 Park Avenue, Suite 1001, New York, New York 10022. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1       Additional Presentation Material

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAND ACQUISITION CORPORATION


Date: September 26, 2005               By:
                                           -------------------------------------
                                       Name:  Laurence S. Levy
                                       Title: Chairman of the Board and Chief
                                              Executive Officer,
                                              (Principal Executive and Financial
                                              and Accounting Officer)